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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 26, 1997
                                                  ---------------

                      Terra Nova (Bermuda) Holdings Ltd.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Bermuda                         1-13832                    Not Applicable
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(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation


               Richmond House, 2nd Floor, 12 Par-La-Ville Road,
                            Hamilton HM 11, Bermuda
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                   (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code  (441) 292-7731
                                                          --------------

                                     None
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         On August 26, 1997, Terra Nova (Bermuda) Holdings Ltd. issued a news release, a copy of which is attached hereto.


ITEM 7(c).  EXHIBITS.

         News release dated August 26, 1997.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TERRA NOVA (BERMUDA) HOLDINGS LTD.

August 28, 1997                         By:  /s/ Jean M. Waggett
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(Date)                                      Name:  Jean M. Waggett
                                            Title: Secretary

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                                 EXHIBIT INDEX

Exhibit         Description

99.1            News release of Terra Nova (Bermuda) Holdings Ltd. dated
                August 26, 1997.

                                       4